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                                                                  EXECUTION COPY


                       DEBT REGISTRATION RIGHTS AGREEMENT

                                      among

                         L-3 COMMUNICATIONS CORPORATION

                              LEHMAN BROTHERS INC.
                           BANC OF AMERICA BRIDGE LLC
                         BANC OF AMERICA SECURITIES LLC
                     CREDIT SUISSE FIRST BOSTON CORPORATION
                CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH

        THE GUARANTORS listed on the signature pages hereto as Guarantors

                                       and

                          LEHMAN COMMERCIAL PAPER INC.

                            Dated as of March 8, 2002





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                       DEBT REGISTRATION RIGHTS AGREEMENT

         This DEBT REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made and entered into as of March 8, 2002, among L-3 Communications Corporation, a Delaware corporation (the "COMPANY"), Lehman Brothers Inc., Banc of America Bridge LLC, Banc of America Securities LLC, Credit Suisse First Boston Corporation (collectively, the "ARRANGERS"), Credit Suisse First Boston, Cayman Islands Branch, the Guarantors listed on signature pages hereto (the "GUARANTORS") and Lehman Commercial Paper Inc., as Administrative Agent ("ADMINISTRATIVE AGENT").

                                    RECITALS

         This Agreement is made pursuant to the Bridge Loan Agreement, dated as of March 8, 2002 (the "BRIDGE LOAN AGREEMENT"), among the Company, the Guarantors, the Lenders referred to therein (the "LENDERS"), the Arrangers and the Administrative Agent. In order to induce the Lenders to enter into the Bridge Loan Agreement, the Company and the Guarantors have agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the effectiveness of the Bridge Loan Agreement.

                                    AGREEMENT

         The parties agree as follows:

     1. Definitions

         Capitalized terms used herein without definition have the meanings assigned to them in the Bridge Loan Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

         ADDITIONAL AMOUNTS: See Section 3(b) hereof.
                                 ------------

         CLOSING DATE: The date of this Agreement.

         ESCROW AGENT: The Bank of New York, a New York banking corporation, in its capacity as escrow agent pursuant the Escrow Agreement dated as of March 8, 2002, among the Company, Lehman Brothers Inc., Lehman Commercial Paper Inc., Banc of America Bridge LLC, Credit Suisse First Boston Corporation and The Bank of New York, as escrow agent.

         EXCHANGE ACT: The Securities Exchange Act of 1934, as amended.

         EXCHANGE NOTE INDENTURE: The Indenture, dated as of March 8, 2002, among the Company, the Guarantors, as guarantors and The Bank of New York, as trustee, pursuant to which the Exchange Notes are issued, as the same may be amended from time to time in accordance with the terms thereof.

         EXCHANGE NOTES: The Exchange Notes issued pursuant to the Exchange Note Indenture in the form attached as Exhibit A to the Exchange Note Indenture.

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         LOANS: As defined in the Bridge Loan Agreement.

         NASD: National Association of Securities Dealers, Inc.

         PERSON: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         PROSPECTUS: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

         REGISTRABLE SECURITIES: All Exchange Notes; provided that an Exchange Note ceases to be a Registrable Security when it is no longer a Transfer Restricted Security.

         REGISTRANTS: The Company and the Guarantors.

         REGISTRATION DEFAULT: See Section 3(b) hereof.

         REGISTRATION EXPENSES: See Section 6 hereof.

         REGISTRATION STATEMENT: Any registration statement of the Registrants which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

         RULE 144: Rule 144 promulgated under the Securities Act.

         SEC: The Securities and Exchange Commission.

         SECURITIES ACT: The Securities Act of 1933, as amended.

         SHELF REGISTRATION: See Section 3(a) hereof.

         TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Exchange Note Indenture.

         TRANSFER RESTRICTED SECURITIES: The Registrable Securities beginning upon original issuance thereof, and with respect to any particular Registrable Security, until such Registrable Security is sold to the public or may be sold or transferred pursuant to Rule 144 under the Securities Act without regard to the volume limitations thereof.

         UNDERWRITTEN REGISTRATION or UNDERWRITTEN OFFERING: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

     2. Holders of Registrable Securities

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         A Person is deemed to be a holder of Registrable Securities whenever such Person owns, beneficially or otherwise, Registrable Securities.

     3. Shelf Registration

         (a) Filing of Shelf Registration. The Registrants shall use its best efforts to file a "shelf" registration statement on any appropriate form pursuant to Rule 415 (or similar rule that may be adopted by the SEC) under the Securities Act (a "SHELF REGISTRATION") on or prior to the one-year anniversary of the Closing Date (the "FILING DATE") to permit resales of all of the Registrable Securities. The Registrants agree to use all commercially reasonable efforts to cause such Shelf Registration to become effective as promptly as possible after the filing thereof, but in no event later than 120 days after the Filing Date (the "EFFECTIVE DATE"), and thereafter to keep it continuously effective for the period that will terminate upon the earlier of the date on which (1) all the Registrable Securities covered by the Shelf Registration have been sold pursuant to such Shelf Registration or are able to be sold to the public without restriction pursuant to the volume limitation provisions of Rule 144 or any successor rule thereto or (2) no Registrable Securities or Loans remain outstanding.

         (b) Additional Amounts. If (i) the Registration Statement has not been declared effective by the SEC on or prior to the Effective Date or (ii) the Registration Statement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose at any time within the time period required for effectiveness in subsection (a) above without being succeeded within 5 business days by a post-effective amendment to the Registration Statement that cures such failure and that is itself immediately declared effective or (iii) prior to or on the 45th or 60th day, as the case may be, of any Suspension Period (as defined below), such suspension has not been terminated (each such event referred to in clauses (i), (ii) and (iii), a "REGISTRATION DEFAULT"), the Registrants jointly and severally agree to pay Additional Amounts ("ADDITIONAL AMOUNTS") to each holder of Transfer Restricted Securities with respect to the first 12-week period immediately following the occurrence of such Registration Default, in the form of increased interest of 25 basis points on the principal amount of Transfer Restricted Securities. The amount of the Additional Amounts shall increase by 25 basis points after the first 12-week period until all Registration Defaults have been cured; provided that the Company shall in no event be required to pay Additional Amounts for more than one Registration Default at any given time; provided, further, that in no event shall the Additional Amounts accrue at a rate per year exceeding 0.50% of the principal amount of the Exchange Notes. In addition, unless and until the Company has cured all Registration Defaults, the holders of Transfer Restricted Securities will have the right to "piggy-back" in the registration of any debt or preferred equity securities (subject to customary scale-back provisions) that are registered by the Company pursuant to a registration statement filed subsequent to the time of the Registration Default (other than on a Form S-4) unless all the Exchange Notes will be redeemed or repaid from the proceeds of such securities. Following the cure of all Registration Defaults relating to any particular Registrable Security, the accrual of Additional Amounts with respect to such Registration Default will cease.

         All obligations of the Registrants set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations have been paid or


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satisfied in full, provided, however, that the Additional Amounts shall cease to accrue on the day immediately prior to the date such Transfer Restricted Securities cease to be Transfer Restricted Securities. Any holder of Registrable Securities may notify the Exchange Note Indenture trustee (and any paying agent under the Exchange Note Indenture) and the Administrative Agent under the Bridge Loan Agreement immediately after the occurrence of each and every event which pursuant to this Section 3(b) results in the accrual of Additional Amounts with respect to such Registrable Securities.

     4. Hold-Back Agreements

         (a) Restrictions on Public Sale by Holder of Registrable Securities. Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 3 hereof agrees, if requested by the managing underwriters in an underwritten offering, not to effect any public sale or distribution of securities of the Registrants of the same class as the securities included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), during the 10-day period prior to, and during the 90-day period beginning on, the closing date of each underwritten offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Registrants or the managing underwriters; provided, however, that each holder of Registrable Securities shall be subject to the hold-back restrictions of this Section 4(a) only once during the term of this Agreement.

         The foregoing provisions shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such holder shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of any Registrable Securities held by such holder and covered by a Registration Statement commencing on the date of sale of the Registrable Securities covered by such Registration Statement unless it has provided 90 days prior written notice of such sale or distribution to the underwriter or underwriters.

         (b) Restrictions on Sale of Securities by the Registrants and Others. The Registrants agree not to effect any public or private offer, sale or distribution of any of their debt securities or any class or series of their capital stock having a preference in liquidation or with respect to dividends, including a sale pursuant to Regulation D under the Securities Act, during the 10-day period prior to, and during the 90-day period beginning with, the effectiveness of a Registration Statement filed under Section 3 hereof to the extent timely notified in writing by a holder of Registrable Securities or the managing underwriters in an underwritten offering.

     5. Registration Procedures

         In connection with the Registrants' Shelf Registration obligations set forth in Section 3 hereof, each of the Registrants will use all reasonable efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Registrants will, as expeditiously as possible:

         (a) prepare and file with the SEC, within the time period provided in
Section 3 hereof, a Registration Statement or Registration Statements relating to the Shelf Registration on


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any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include or incorporate by reference
(i) all financial statements (including, if applicable, financial statements of any Person which shall have guaranteed any indebtedness of the Registrants) required by the SEC to be filed therewith and (ii) if the sale is by means of an underwritten offering, any other information that the managing underwriter(s) may reasonably request to have included therein, including, without limitation:
(A) information relating to the "Plan of Distribution" of the Transfer
Restricted Securities, (B) information with respect to the principal amount of Exchange Notes being sold to such underwriter(s), (C) the purchase price being paid therefor and (D) any other terms of the offering of the Transfer Restricted Securities to be sold in such offering, cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use all reasonable efforts to cause such Registration Statement to become effective; provided that before filing a Registration Statement or any amendments or supplements thereto, the Registrants will furnish to the holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review by such holders and underwriters, and the Registrants will not file any Registration Statement or any amendments or supplements thereto to which the holders of a majority in aggregate principal amount of such Registrable Securities or such managing underwriters, if any, shall reasonably object within 14 days;

         (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period, or such shorter period as will terminate when all Registrable Securities covered by such Registration Statement have been sold or are no longer Transfer Restricted Securities; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; comply with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus. Notwithstanding the foregoing, the Registrants may suspend the effectiveness of the Registration Statement by written notice to the holders of Registrable Securities for a period not to exceed an aggregate of 45 days in any 90-day period (each such period, a "Suspension Period") if:

               (i) an event occurs and is continuing as a result of which the Registration Statement would, in the Registrants' reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

               (ii) the Registrants reasonably determine that the disclosure of such event at such time would have a material adverse effect on the business of the Registrants (and their subsidiaries, if any, taken as a whole);

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provided, however, that in the event the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Registrants' ability to consummate such transaction, the Registrants may extend a Suspension Period from 45 days to 60 days; provided, however, that Suspension Periods shall not exceed an aggregate of 90 days in any 360-day period;

         (c) notify the selling holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,
(4) if at any time the representations and warranties of the Registrants contemplated by paragraph (o) below cease to be true and correct, (5) of the receipt by the Registrants of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the happening of any event or the existence of any fact which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Registrants shall use their reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

         (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

         (e) if reasonably requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an underwritten offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters or the holders of a majority in aggregate principal amount of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the principal amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment promptly following notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

         (f) furnish to each selling holder of Registrable Securities and each managing underwriter, if any, without charge, if requested, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and


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schedules, all documents incorporated therein by reference and all exhibits
(including those incorporated by reference);

         (g) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, if requested, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Registrants consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

         (h) prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided that the Registrants will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject or would subject the Registrants to taxation in any jurisdiction if they are not now so subject;

         (i) cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing such Registrable Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws); and enable such Registrable Securities to be in such denominations and registered in such names as such managing underwriters may request at least two business days prior to any sale of such Registrable Securities to the underwriters;

         (j) use all reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

         (k) subject to Section 5(b) hereof, upon the occurrence of any event contemplated by paragraph (c)(6) above, use all reasonable efforts to prepare a supplement or post-effective amendment to the related Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the holders of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

         (l) use their reasonable best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which similar securities issued by the Registrants are then listed;

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         (m) cause the Registrable Securities covered by a Registration
Statement to be rated with such rating agencies as the holders of a majority in aggregate principal amount of such Registrable Securities or the managing underwriters, if any, may designate;

         (n) not later than the effective date of the Shelf Registration, provide a CUSIP number for all Registrable Securities and provide the Exchange
Note Indenture trustee or transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

         (o) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration (1) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings; (2) obtain opinions of counsel to the Registrants and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority in principal amount of such Registrable Securities) addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters; (3) obtain "comfort" letters and updates thereof from the Registrants' independent certified public accountants addressed to such holders and underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters by underwriters in connection with primary underwritten offerings; (4) if an underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures of Section 7 hereof with respect to all parties to be indemnified pursuant to Section 7; and (5) deliver such documents and certificates as may be requested by the holders of a majority of the Registrable Securities being sold and the managing underwriters, if any, to evidence compliance with clause (k) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Registrants. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

         (p) make available at reasonable times for inspection by one or more representatives of the selling holders of Registrable Securities, designated in writing by a majority of such selling holders, any underwriter participating in any distribution of such Registrable Securities pursuant to a Shelf Registration, and any attorney or accountant retained by such selling holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Registrants as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the Registrant's officers, directors, managers and employees to supply all information reasonably requested by any such representative or representatives of the selling holders, underwriter, attorney or accountant in connection with the Shelf Registration after the filing thereof and before its effectiveness; provided, however, that any information designated by the Registrants as confidential at the time of delivery of such information shall be kept confidential by the recipient thereof; provided further, that in no event shall the Registrants be required to furnish any material nonpublic information pursuant to this subsection (p).



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         (q) otherwise use their best efforts to comply with all applicable rules and regulations of the SEC;

         (r) cause the Exchange Note Indenture to be qualified under the TIA, provide an indenture trustee for each of the Registrable Securities not later than the effective date of the Shelf Registration, and in connection therewith, cooperate with the trustee under the Exchange Note Indenture and the holders of the Exchange Notes to effect such changes to the Exchange Note Indenture as may be required for the Exchange Note Indenture to be so qualified in accordance with the terms of the TIA and execute, and use all reasonable efforts to cause such trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Exchange Note Indenture to be so qualified in a timely manner; and

         (s) if reasonably requested by the underwriters, make appropriate officers of the Registrants reasonably available to the underwriters for meetings with prospective purchasers of the Registrable Securities and prepare and present to potential investors "roadshow" material in a manner consistent with other new issuances of high yield debt securities.

         The Registrants may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Registrants such information regarding the distribution of such securities as the Registrants may from time to time reasonably request in writing.

         Each holder of Registrable Securities agrees by acceptance of such Registrable Securities that, upon receipt of any notice from the Registrants of the happening of any event of the kind contemplated by Section 5(c)(6) hereof, such holder will and will use its reasonable best efforts to cause any underwriter to forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until such holder is advised in writing (the "Advice") by the Registrants that the use of such Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in such Prospectus, and, if so directed by the Registrants, such holder will deliver to the Registrants (at the Registrants' expense) all copies, other than permanent file copies then in such holder's possession, of such Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Registrants shall give any such notice, the time periods regarding the maintenance of the Shelf Registration and the filing and maintenance of the Shelf Registration in Section 3 hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(c)(6) hereof to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or the Advice.

     6. Registration Expenses

         (a) All expenses incident to the Registrants' performance of or compliance with this Agreement, including without limitation all (i) registration and filing fees, fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and their counsel as may be required by the



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rules and regulations of the NASD), (ii) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority in aggregate principal amount of the Registrable Securities being sold may designate), (iii) printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Registrants and for the sellers of the Registrable Securities (subject to the provisions of Section 6(b) hereof), of all independent certified public accountants (including the expenses of any special audit and "comfort" letters required by or incident to such performance), (v) the cost of securities acts liability insurance if the Registrants so desires, (vi) "roadshow" travel and other expenses incurred in connection with the marketing and sale of the Registrable Securities, (vii) fees and expenses in connection with the rating of the Registrable Securities by rating agencies, if any, and (viii) fees and expenses of other Persons retained by the Registrants (all such expenses being herein called "REGISTRATION EXPENSES") will be borne by the Registrants, regardless of whether the Registration Statement becomes effective. The Registrants, in any event, will pay their own internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Registrants are then listed, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Registrants.

         (b) In connection with the Shelf Registration hereunder, the Registrants will reimburse the selling holders of Registrable Securities being registered in such registration for the reasonable fees and disbursements not to exceed the amount of $50,000 of not more than one law firm, which shall be Latham & Watkins, or such other counsel as may be chosen by the selling holders of a majority in principal amount of such Registrable Securities.

     7. Indemnification

         (a) Indemnification by the Registrants. The Registrants jointly and severally agree to indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities, their officers, directors and employees and each Person who controls such holder (within the meaning of the Securities Act) (the "INDEMNIFIED PARTIES") against all losses, claims, damages, liabilities and expenses incurred by such party in connection with any actual or threatened action arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Registrants agree to reimburse such Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss or action or proceeding in respect thereof, except insofar as the same arise out of or are based upon any such untrue statement or omission made in reliance on and in conformity with any information furnished in writing to the Registrants by such holder or its counsel expressly for use therein or out of the failure by the Indemnified Parties to furnish to any purchaser of Registrable Securities of the Prospectus and any supplement or amendment thereto in the form provided to such Indemnified Parties by the Registrants. The Registrants shall also indemnify underwriters, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Indemnified Parties, if requested.

         (b) Indemnification by Holder of Registrable Securities. In connection with the Shelf Registration, each holder of Registrable Securities will furnish to the Registrants in writing such information and affidavits as the Registrants reasonably request for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, the Registrants, their directors and officers and each Person who controls the Registrants (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact contained in any Registration Statement or Prospectus or any omission of a material fact required to be stated in the Registration Statement or Prospectus or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or omission relates to such holder and is made in reliance on and in conformity with any information or affidavit furnished in writing by such holder to the Registrants specifically for inclusion in such Registration Statement or Prospectus. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Registrants shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution of such Registrable Securities to the same extent above with respect to information or affidavit furnished writing by such Persons as provided specifically for any Prospectus or Registration Statement.

         (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the Registrants or holder of Registrable Securities, as the case may be (in either case, as applicable, an "INDEMNIFYING PARTY"), of any claim with respect to which it seeks indemnification and (ii) permit such Indemnifying Party to assume the defense of such claim with counsel reasonably satisfactory to such Person; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the Indemnifying Party has agreed to pay such fees or expenses, (b) the Indemnifying Party has failed to assume the defense of such claim or (c) if holders of 50% in aggregate principal amount of Registrable Securities shall have reasonably concluded that there may be one or more legal defenses available to them and their respective officers, employees and controlling persons that are different from or additional to those available to the Registrants and any of their respective directors, officers, employees and controlling persons. If such defense is not assumed by the Indemnifying Party, the Indemnifying Party will not be subject to any liability for any settlement made without its prior written consent (but such consent will not be unreasonably withheld). No Indemnifying Party will consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party a release from all liability in respect to such claim or litigation.

         (d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to a Person entitled to indemnification or is insufficient to hold it harmless as contemplated by the preceding paragraphs (a) and (b), then the Indemnifying Party shall contribute to the amount paid or payable by such Person as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of such Person and the Indemnifying Party, as well as any other relevant equitable considerations, provided that no holder of Registrable Securities shall be required to contribute an amount greater than the dollar amount of the proceeds received by such holder of Registrable Securities with respect to the sale of any securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

8. Rule 144. The Registrants covenant that they will file the reports required to be filed by them under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if any of them is not required to file such reports, the applicable party will, upon the written request of any holder of Registrable Securities made after the two year anniversary of the making of the Loans, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities Act), and they will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the written request of any holder of Registrable Securities, the Registrants will deliver to such holder a written statement as to whether they have complied with such information and filing requirements.

9. CUSIP Number. Prior to the one-year anniversary of the Closing Date and the issuance of the Exchange Notes, the Company agrees to obtain a CUSIP number for the Exchange Notes, and to notify the Escrow Agent of the same for addition to the Exchange Notes.

10. Selection of Underwriters. The holders of Transfer Restricted Securities covered by the Shelf Registration who desire to do so may sell such Transfer Restricted Securities in an underwritten offering. In any such underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by a majority of holders whose Transfer Restricted Securities are included in such offering; provided, however, that such investment bankers and managers must be reasonably satisfactory to the Company.

11.      Miscellaneous

         (a) Remedies. Each holder of Registrable Securities in addition to being entitled to exercise all rights provided herein, in the Exchange Note Indenture or granted by law, including recovery of damages, in connection with the breach by the Registrants of their obligations to register the Registrable Securities will be entitled to specific performance of its rights under this Agreement. The Registrants agree that monetary damages (including the Additional Amounts contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by any of them of the provisions of this Agreement and each agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. The Registrants will not on or after the date of this Agreement enter into any Agreement, with respect to their securities which (i) interferes with the rights granted to the holders of Transfer Restricted Securities in this Agreement, (ii) grants to the holders of any securities issued or to be issued by the Company the right to participate in any registration of Registrable Securities pursuant to this Agreement or (iii) otherwise conflicts with the provisions hereof. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Registrants' respective securities under any other agreements.

         (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions of this Agreement may not be given unless the Registrants have obtained the written consent of holders of at least a majority of the principal amount of (x) the outstanding Registrable Securities and (y) the outstanding Loans (excluding Registrable Securities held by the Company, the Guarantors or one of their respective affiliates); provided that provisions hereunder relating to Additional Amounts and the payment thereof may not be amended, modified or supplemented, and waivers or consents to departures from such provisions may not be given unless the Registrants have obtained the written consent of holders of at least 66-2/3% of the principal amount of (x) the outstanding Registrable Securities and (y) the outstanding Loans (excluding Registrable Securities held by the Company, the Guarantors or one of their respective affiliates).

         (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, facsimile or air courier guaranteeing overnight delivery:

                  (i) if to a holder of Registrable Securities, at the most current address given by such holder to the Registrants in accordance with the provisions of this Section 9(d), which address initially is, with respect to the Administrative Agent to it at the address set forth in the Bridge Loan Agreement, with a copy to:

                           Latham & Watkins
                           885 Third Avenue, Suite 1000
                           New York, New York 10022
                           Attn: Kirk A. Davenport II
                           Facsimile No.: (212) 751-4864

                  (ii) if to the Registrants, initially to them at the address set forth in the Bridge Loan Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 9(d), with copies to:

                           Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, NY, 10017
                           Attention: Vincent Pagano Jr.
                           Facsimile No.: 212-455-2502

         All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if delivered by facsimile; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the trustee under the Exchange Note Indenture at the address specified in the Exchange Note Indenture.

         (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including without limitation and without the need for an express assignment, all subsequent holders of Registrable Securities or Loans.

         (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (h) New York Law; Submission to Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY

JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of any such provision in such Jurisdiction in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement with respect to the subject matter contained herein and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Registrants with respect to the securities sold pursuant to the Bridge Loan Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                           L-3 COMMUNICATIONS CORPORATION,
                                    as the Company


                           By:_______________________________
                                Name:  Christopher C. Cambria
                                Title: Senior Vice President, Secretary and
                                       General Counsel



COLEMAN RESEARCH CORPORATION
EER SYSTEMS, INC.
ELECTRODYNAMICS, INC.
HENSCHEL, INC.
HYGIENETICS ENVIRONMENTAL SERVICES, INC.
INTERSTATE ELECTRONICS CORPORATION
L-3 COMMUNICATIONS ANALYTICS CORPORATION
L-3 COMMUNICATIONS AYDIN CORPORATION
L-3 COMMUNICATIONS DBS MICROWAVE, INC.
L-3 COMMUNICATIONS ESSCO, INC.
L-3 COMMUNICATIONS ILEX SYSTEMS, INC.
L-3 COMMUNICATIONS SPD TECHNOLOGIES, INC.
L-3 COMMUNICATIONS STORM CONTROL SYSTEMS, INC.
KDI PRECISION PRODUCTS, INC.
MICRODYNE CORPORATION
MPRI, INC.
PAC ORD, INC.
POWER PARAGON, INC.
SOUTHERN CALIFORNIA MICROWAVE, INC.
SPD HOLDINGS, INC.
SPD ELECTRICAL SYSTEMS, INC.
SPD SWITCHGEAR, INC.
L-3 COMMUNICATIONS AIS GP CORPORATION
L-3 COMMUNICATIONS INVESTMENTS, INC.


By:  ______________________________________
      Name:  Christopher C. Cambria
      Title: Vice President

L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P.

By:   L-3 Communications AIS GP Corporation,
      as general partner

      By:  ______________________________________
      Name:
      Title: Authorized Person

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

LEHMAN BROTHERS INC.

By:
    -------------------------------------
    Name:
    Title:


BANK OF AMERICA BRIDGE LLC

By:
    -------------------------------------
    Name:
    Title:


BANK OF AMERICA SECURITIES LLC

By:
    -------------------------------------
    Name:
    Title:


CREDIT SUISSE FIRST BOSTON CORPORATION

By:
    -------------------------------------
    Name:
    Title:


CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS
BRANCH

By:
    -------------------------------------
    Name:
    Title:



                                        LEHMAN COMMERCIAL PAPER INC.,
                                          as Administrative Agent


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title: